THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Japan Equity Fund, Inc. (the "Fund") is a diversified, closed-end management investment company. The Fund invests substantially all of its assets in equity securities of non-financial Japanese companies whose securities are traded on the First Section of the Tokyo Stock Exchange ("TSE").

    The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the non-financial services sectors of the Tokyo Stock Price Index (TOPIX), a composite market-capitalization weighted index of all common stocks listed on the First Section of the TSE. Daiwa SB Investments (U.S.A.) Ltd. (formerly, Daiwa International Capital Management Corp.) is the Fund's Investment Manager. The Fund utilizes a statistical and optimization stock selection process, known as the Daiwa Portfolio Optimization System ("DPOS"), developed by the Global Portfolio Research Department of Daiwa Securities Trust Company ("DSTC"), the Fund's Investment Adviser. DSTC believes that, by using DPOS, it is able to identify undervalued securities of non-financial services companies. From time to time, DSTC may make refinements to its DPOS model, which may result in changes to its investment parameters.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "JEQ". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also appears in many other newspapers. The Fund's weekly NAV is also available by calling (800) 933-3440 or (201) 915-3020.

INQUIRIES

    It is the policy of the Fund to respond to inquiries about its portfolio holdings and performance. Such inquiries may be directed to the Fund at
(800) 852-4750 or (302) 791-2748, or to DSTC at (800) 933-3440 or
(201) 915-3020. Inquiries concerning your share account should be directed to the Fund at either (800) 852-4750 or (302) 791-2748. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through PFPC Inc. (the "Plan Agent"). A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 852-4750 or (302) 791-2748, or by writing The Japan Equity Fund, Inc., c/o PFPC Inc., P.O. Box 8950, Wilmington, DE 19899.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION  (CONCLUDED)
--------------------------------------------------------------------------------

    A brief summary of the material aspects of the Plan follows:

    WHO CAN PARTICIPATE IN THE PLAN? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure available from the Plan Agent. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

    MAY I WITHDRAW FROM THE PLAN? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your nominee. If you withdraw, you or your nominee will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

    HOW ARE THE DIVIDENDS AND DISTRIBUTIONS REINVESTED? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

    WHAT IS THE CASH PURCHASE FEATURE? Plan participants have the option of making annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 annually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the annual purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less that two business days before the purchase date.

    IS THERE A COST TO PARTICIPATE? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

    WHAT ARE THE TAX IMPLICATIONS? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

    PLEASE NOTE THAT, IF YOU PARTICIPATE IN THE PLAN THROUGH A BROKERAGE ACCOUNT, YOU MAY NOT BE ABLE TO CONTINUE AS A PARTICIPANT IF YOU TRANSFER THOSE SHARES TO ANOTHER BROKER. CONTACT YOUR BROKER OR NOMINEE OR THE PLAN AGENT TO ASCERTAIN WHAT IS THE BEST ARRANGEMENT FOR YOU TO PARTICIPATE IN THE PLAN.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

                                                                December 1, 1999
DEAR SHAREHOLDERS:

    It is our pleasure, on behalf of the Board of Directors to present the Annual Report for The Japan Equity Fund, Inc. (the "Fund") for the fiscal year ended October 31, 1999.

BACKGROUND

    The objective of the Fund is to outperform its benchmark, which is the Tokyo Stock Price Index ("TOPIX") excluding its financial stocks (the "Benchmark"). The TOPIX includes approximately 1,300 stocks traded on the First Section of the Tokyo Stock Exchange ("TSE") weighted by their market value. The way in which the Fund seeks to meet its objective is to examine certain fundamental characteristics of every non-financial stock in the First Section of the TSE. These fundamental characteristics include, among others, the earnings-to-price ratio and the book-to-price ratio. The various fundamental characteristics are weighted by a method, known as the Daiwa Portfolio Optimization System ("DPOS"), which has been developed by Daiwa Securities Trust Company ("DSTC"), the Fund's Investment Adviser. In this manner, the Fund seeks to identify currently undervalued stocks.

PERFORMANCE OF THE JAPANESE STOCK MARKET

    The Tokyo stock market continued to be sensitive to developments in the U.S. stock market during the month of October 1999. Early gains were backed by further improvements in the Bank of Japan's (BOJ) business sentiment survey and stable U.S. interest rates. These gains were offset mid-month. A strong rise in the producer price index indicated that inflationary pressures were increasing in the U.S. economy. Moreover, Mr. Greenspan, the Federal Reserve System Chairman, warned about high U.S. share prices. The Nikkei 225 Index declined 1%. Newly-launched mutual funds, major buyers of Japanese equities in the last few months, pushed the market up toward the end of the month. The Nikkei Average closed at 17,942 on October 31, 1999, up almost 30% (in Yen terms) year-to-date.

    By the end of October, the fear of inflation in the U.S. subsided after the release of several economic statistics. A surprise rebound of the NASDAQ, in particular, triggered a rally in Tokyo. However, despite record months for the TOPIX and the Nikkei 225 Index, the breadth of the market has been extremely narrow, with the number of losers consistently exceeding the number of gainers. Information technology-related stocks have been bought aggressively by mutual funds specializing in high-tech stocks. The Japanese market needs participation in a broader range of sectors in order to sustain its market growth.

    The Japanese government continues to push forward with its economic packages in an effort to strengthen the economy. The government's announcement of a new fiscal package (estimated at Yen 15-16 trillion) is key to the market advance. Any news on the economic stimulus package is likely to be regarded as positive as long as the budget provides not only for public works but for new industry as well.

    However, ultimately for at least the near-term, the Tokyo stock market will remain sensitive to U.S. share prices and Yen/U.S. Dollar exchange rate. If the U.S. market tumbles sharply, foreign investors will sell Japanese stocks for profit-taking.

FUND PERFORMANCE

    As of October 31, 1999, the Fund's net assets were approximately $101.6 million, which represents a net asset value of $9.39 per share. The time-weighted return on the Fund's net assets was 54.44% since the Fund's previous fiscal year-end on October 31, 1998. Over the same annual period, the Benchmark (the TOPIX less its financial firms component) return was 64.19%, as measured in U.S. Dollars.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

    The change in net asset value in U.S. Dollars depends on several factors; among them: (1) the percentage change in the Benchmark during the period;
(2) the over- or under-performance of the Fund's portfolio, after expenses, relative to the Benchmark; (3) the change in the Japanese Yen/U.S. Dollar exchange rate; and (4) dividends paid by the Fund during the measurement period.

    The investment process of the Fund, utilizing DPOS, may be divided into two parts: one part consists of calculations for estimating the "expected" return on any security, given its earnings, book value, dividend yield, stock price and the like. The other part constitutes risk control procedures for reducing tracking error relative to the Benchmark. These risk control procedures include "constraints" on certain characteristics of the Fund's portfolio, such as constraints on sector holdings, so the portfolio's characteristics do not differ "too much" from those of the Benchmark. The risk control procedures also includes a computation which finds the combination of securities which had minimum historical tracking error among portfolios which meet certain constraints, expected return and low turnover criteria.

    It is important to emphasize again that it has not been an objective of the Fund to predict changes in its Benchmark. Rather, its goal is to outperform the Benchmark, while staying fairly fully invested. Specifically, the goal is to hold no more than 5% in cash. On October 31, 1999, the proportion of the Fund's net assets invested in non-financial Japanese equities listed on the First Section of the TSE was 99.60%, while short-term investments and other net assets represented 0.40%.

    Using the close of July 24, 1992 (the date upon which the Fund commenced operations) to the end of October 1999, the Benchmark, as measured in U.S. Dollars, rose 67.57%, whereas, using a time-weighted return calculation, the value of the Fund's portfolio increased 42.46% in U.S. Dollars (including cash, after expenses, and adjusting for dividend payments, dividend reinvestment, and two rights offerings). Thus, in U.S. Dollar terms, the Fund under-performed its Benchmark by 25.11 percentage points from commencement through October 31, 1999.

    The invested position of the Fund's assets consisted of common stocks of companies operating in 26 different industries. The Fund had relatively large weightings in Electric Appliances (19.97% of net assets), Communication (13.45%), Transportation Equipment (8.34%), Pharmaceuticals (6.89%) and Retail Trade (6.49%).

    During the Fund's fiscal year ended October 31, 1999, the Fund's market price on the New York Stock Exchange ("NYSE") ranged from a low of $6 13/16 per share on December 29, 1998 to a high of $10 15/16 on September 14, 1999. The Fund's NYSE market price closed at $9 13/16 per share on October 29, 1999.

    The NYSE trading price in relation to the Fund's net asset value per share, as measured by the weekly closing prices during the Fund's fiscal year ended October 31, 1999 ranged from a premium of 40.09% on November 20, 1998 to a premium of 2.54% on October 22, 1999, and ended the fiscal year at a premium of 4.50%.

    The Fund has not invested, and presently does not intend to invest, in derivative securities. Although foreign currency hedging is permitted by the Fund's prospectus, the Fund has not engaged in any foreign currency hedging.

THE YEAR 2000 ISSUE

    The Fund continues to review the current status of its exposure to the Year 2000 computer issue. The Fund does not own or directly use any computers in conducting its business. Instead it relies on various service providers to conduct its business and its service providers may use or depend on computers to provide services

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
to the Fund. Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly address this problem prior to January 1, 2000.

    The Fund's Board of Directors has adopted a Year 2000 plan which involves:
(1) collecting information regarding the Year 2000 preparations of its service providers through a questionnaire prepared and distributed by the Fund's management, (2) assessing the information provided by the service providers, and
(3) if necessary, adopting measures to replace service providers who fail to indicate that they will become Year 2000 compliant on a timely basis. The Fund had previously reported that it had been advised by each of its service providers that each has adopted a Year 2000 plan, completed an internal assessment of its computer systems, and begun implementation of procedures to bring its mission-critical systems into Year 2000 compliance. The Fund now has received written confirmation from its service providers that each is currently Year 2000 compliant. Based on the information, management of the Fund does not anticipate that the transition to the 21st Century will have any material impact on the Fund's operations; however, management of the Fund will continue to monitor the situation. In addition, however, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 problem.

PORTFOLIO MANAGEMENT

    Dr. Harry Markowitz, winner of the 1990 Nobel Prize in Economic Sciences, is the Fund's current portfolio manager and is responsible for the day-to-day management of the Fund's portfolio. Dr. Markowitz has been the Director of Research with DSTC since 1990; Marvin Speiser Distinguished Professor of Finance and Economics, Baruch College (currently, Distinguished Professor, Emeritus) 1982-1993; and Research Director with Brignoli Models, Inc. from 1984 to 1989.

    However, on December 2, 1999, the Board announced its approval of a change of the Fund's Investment Adviser and of changes to the Fund's investment objective and investment policies. These changes are being made in connection with the resignation of Dr. Markowitz as the Fund's President and portfolio manager, effective December 31, 1999.

    The Board approved the termination of the Investment Advisory Agreement between Daiwa SB Investments (U.S.A.) Ltd. ("DSBI New York"), the Fund's Investment Manager, and DSTC, with this termination to take effect on December 31, 1999. At the same time, the Fund's Board approved the appointment of Daiwa SB Investments Ltd. ("DSBI") as the new Investment Adviser of the Fund, effective January 1, 2000. DSBI is an investment adviser based in Tokyo and is the parent company of the Fund's investment manager, DSBI New York. While the new Investment Advisory Agreement with DSBI will take effect on January 1, 2000, this agreement is subject to approval by the stockholders of the Fund at its Annual Meeting of Stockholders on March 16, 2000. The Fund's Board has fixed the close of business on January 10, 2000 as the record date for this meeting.

    DSBI will continue as the Investment Manager of the Fund. The investment management fees paid by the Fund will not change as a result of the change of Investment Adviser. DSBI New York will, as currently is the case with DSTC, be responsible for paying the fees of DSBI in connection with the new Investment Advisory Agreement.

    At present, the investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the TOPIX less its financial companies component. The Fund's new investment objective will be to outperform over the long term, on a total return basis (including appreciation and

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
dividends), the TOPIX. As a result of this change of investment objective, the Fund would be permitted to invest in companies in the financial services sector of the TOPIX. This change in investment objective will not take effect until the stockholders of the Fund have approved it at the Annual Meeting on March 16, 2000.

    Upon DSBI's becoming the Investment Adviser to the Fund, the Fund will follow an "active" investment policy. At present, the investment policy of the Fund is to select securities for investment by the Fund using DPOS. When DSBI becomes the Investment Adviser of the Fund on January 1, 2000, it will not employ DPOS to select investments for the Fund's portfolio. Instead, it will select investments for the Fund through a more traditional "active" management style of securities selection based on analysis of various factors that may affect the value of securities. DSBI has indicated to the Fund that it intends to adopt an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments to be made by the Fund.

    When DSBI becomes the Investment Adviser to the Fund, Mr. Koichi Ogawa and Mr. Kazuhiko Hosaka will become the Portfolio Managers for the Fund and will be responsible for the day-to-day management of the Fund's portfolio. Mr. Ogawa is an Executive Officer and Chief Portfolio Manager of DSBI who has been with DSBI and its predecessors for over fifteen years. Mr. Hosaka is a Senior Portfolio Manager of DSBI and has been with DSBI and its predecessors for over nine years.

    The Board of Directors, at its December 2, 1999 meeting, also appointed Mr. Hideaki Matsuura, the Fund's Chairman of the Board, to serve as Acting President of the Fund, to fill that vacancy in officership due to Dr. Markowitz's resignation, effective January 1, 2000.

    We welcome your participation in The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,
/s/ Hideaki Matsuura                              /s/ Harry M. Markowitz
HIDEAKI MATSUURA                                  HARRY M. MARKOWITZ
CHAIRMAN OF THE BOARD                             PRESIDENT

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

-------------------------------------------
JAPANESE COMMON STOCKS--99.60%
--------------------------------------------------------------------------------

       SHARES                                        VALUE
---------------------                             ------------
CHEMICALS--5.85%
               34,000    Asahi Chemical Ind.
                          Co., Ltd. ...........   $    204,224
              247,000    Daicel Chemical Ind.,
                          Ltd. ................        824,236
               47,000    Fuji Photo Film Co.,
                          Ltd. ................      1,501,168
               76,000    Gun Ei Chemical Ind.
                          Co., Ltd. ...........        128,255
               21,000    Harima Chemicals
                          Inc. ................         89,098
               25,000    Ihara Chemical Ind.
                          Co., Ltd. ...........         69,123
               33,000    Kansai Paint Co.,
                          Ltd. ................         84,950
               25,000    Kao Corp. ............        757,973
                9,000    Konica Corporation....         32,521
              117,000    Nippon Kayaku Co.,
                          Ltd. ................        639,186
               45,000    Osaka Sanso Kogyo
                          Ltd. ................         81,518
               29,000    S.T. Chemical Co.,
                          Ltd. ................        208,199
               14,000    Shin-Etsu Chemical
                          Co., Ltd. ...........        573,962
               28,000    Shiseido Co., Ltd. ...        424,465
               27,000    Showa Highpolymer Co.,
                          Ltd. ................         92,673
               12,000    Tenma Corporation.....        153,311
               22,000    Tsutsunaka Plastic
                          Ind. Co., Ltd. ......         74,043
                                                  ------------
                                                     5,938,905
                                                  ------------
COMMUNICATION--13.45%
                   76    DDI Corporation.......        826,048
                  300    Hikari Tsushin
                          Inc. ................        239,977
                   29    Japan Telecom Co.
                          Ltd. ................        989,846
                2,600    KDD Corporation.......        324,737
                  182    NTT Corporation.......      2,776,374

       SHARES                                        VALUE
---------------------                             ------------
                  322    NTT Mobile Comm.
                          Network Inc. ........   $  8,503,980
                                                  ------------
                                                    13,660,962
                                                  ------------
CONSTRUCTION--2.16%
               59,000    Daiwa House Industry
                          Co., Ltd. ...........        536,645
              141,000    Sekisui House,
                          Ltd. ................      1,517,748
               20,000    Taihei Dengyo Kaisha
                          Ltd. ................         57,396
                  700    Toenec Corporation....          2,803
               20,800    Tokyo Denki Komusho
                          Co., Ltd. ...........         81,308
                                                  ------------
                                                     2,195,900
                                                  ------------
ELECTRIC APPLIANCES--19.97%
                3,300    Advantest Corp. ......        493,970
               43,000    Canon Inc. ...........      1,209,420
                8,700    Fanuc Ltd. ...........        671,879
               65,000    Fujitsu Ltd. .........      1,945,941
              227,000    Hitachi Ltd. .........      2,439,138
               51,000    Hitachi Koki Co.,
                          Ltd. ................        166,783
               27,900    Kyocera Corporation...      2,660,056
               10,000    Matsushita
                          Communication Ind.
                          Co., Ltd. ...........      1,670,401
              108,000    Matsushita Electric
                          Ind. Co., Ltd. ......      2,260,190
                8,000    Murata Manufacturer
                          Co., Ltd. ...........      1,022,072
               55,000    NEC Corporation.......      1,106,450
                4,000    Rohm Co., Ltd. .......        892,406
               12,000    Sharp Corporation.....        189,922
               10,700    Sony Corporation......      1,658,788
                9,000    TDK Corporation.......        876,102
               59,000    Teikoku Tsushin Kogyo
                          Co., Ltd. ...........        180,569

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

       SHARES                                        VALUE
---------------------                             ------------

ELECTRIC APPLIANCES (CONCLUDED)
                6,000    Tokyo Electron
                          Ltd. ................   $    495,400

               41,000    Toshiba Corporation...        256,433
               18,000    U-Shin Ltd. ..........         83,062
                                                  ------------
                                                    20,278,982
                                                  ------------
ELECTRIC POWER & GAS--3.20%
               26,800    Chubu Electric Power
                          Co., Inc. ...........        454,567
               76,100    Hokkaido Electric
                          Power Co., Inc. .....      1,102,846
               12,500    Kansai Electric Power
                          Co., Inc. ...........        232,278
               63,500    Kyushu Electric Power
                          Co., Inc. ...........        935,987
               23,800    Tokyo Electric Power
                          Co., Inc. ...........        528,712
                                                  ------------
                                                     3,254,390
                                                  ------------
FISHERY, AGRICULTURE & FORESTRY--0.16%
               74,000    Nippon Suisan Kaisha,
                          Ltd. ................        159,451
                                                  ------------
FOODS--1.28%
              141,000    Honen Corporation.....        263,489
              122,000    Itoham Foods Inc. ....        636,259
               10,000    Kirin Brewery Co.,
                          Ltd. ................        113,839
               58,000    Nippon Beet Sugar Mfg.
                          Co., Ltd. ...........        100,091
               69,000    Nippon Flour Mills
                          Co., Ltd. ...........        181,570
                  800    Pokka Corporation.....          4,843
                                                  ------------
                                                     1,300,091
                                                  ------------
GLASS & CERAMICS PRODUCTS--1.80%
               52,000    Asahi Glass Co.,
                          Ltd. ................        411,002
              270,000    Nihon Yamamura Glass
                          Co., Ltd. ...........        538,018


       SHARES                                        VALUE
---------------------                             ------------
              433,000    Tokai Carbon Co.,
                          Ltd. ................   $    883,463
                                                  ------------
                                                     1,832,483
                                                  ------------
IRON & STEEL--0.76%
               16,000    Maruichi Steel Tube
                          Ltd. ................        219,211
               26,000    Mory Industries
                          Inc. ................         70,649
               18,000    Nichia Steel Works
                          Ltd. ................        100,396
               46,000    Nippon Steel
                          Corporation..........        116,223
              154,000    Sanyo Special Steel
                          Co., Ltd. ...........        267,226
                                                  ------------
                                                       773,705
                                                  ------------
LAND TRANSPORTATION--2.57%
                    2    Central Japan Railway
                          Co. .................         13,443
                   57    East Japan Railway
                          Co. .................        347,266
               63,000    Fukuyama Transporting
                          Co., Ltd. ...........        342,375
               71,000    Maruzen Showa Unyu
                          Co., Ltd. ...........        135,386
                5,000    Nippon Express Co.,
                          Ltd. ................         35,182
               17,000    Nippon Konpo Unyu Soko
                          Co., Ltd. ...........        123,183
                  270    Nishi-Nippon Railroad
                          Co., Ltd. ...........            757
              107,000    Seino Transportation
                          Co., Ltd. ...........        738,599
              322,000    Tokyu Corporation.....        874,958
                                                  ------------
                                                     2,611,149
                                                  ------------
MACHINERY--2.84%
              187,000    Amada Sonoike Co.
                          Ltd. ................        435,029
               14,000    Daiwa Industries
                          Ltd. ................         49,387
               11,900    Heiwa Corporation.....        324,489

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

       SHARES                                        VALUE
---------------------                             ------------

MACHINERY (CONCLUDED)
               26,000    Hisaka Works Ltd. ....   $    111,799

       SHARES                                        VALUE
---------------------                             ------------
               62,000    Kubota Corporation....        245,316
               10,000    Max Co., Ltd. ........         99,251
               19,000    Nippon Conlux Co.,
                          Ltd. ................        103,437
               18,700    Sankyo Co., Ltd. .....      1,470,897
                3,000    Tsubaki Nakashima Co.,
                          Ltd. ................         42,904
                                                  ------------
                                                     2,882,509
                                                  ------------
METAL PRODUCTS--2.41%
               31,000    Bunka Shutter Co.,
                          Ltd. ................         67,093
                5,700    Chofu Seisakusho Co.,
                          Ltd. ................        100,539
              114,000    Komai Tekko Inc. .....        488,020
               88,000    Neturen Co., Ltd. ....        262,611
               32,000    Takada Kiko Co.,
                          Ltd. ................        169,023
               49,000    Topre Corporation.....        194,813
               54,000    Toyo Seikan Kaisha,
                          Ltd. ................      1,168,709
                                                  ------------
                                                     2,450,808
                                                  ------------
MINING--1.03%
              278,000    Teikoku Oil Co.,
                          Ltd. ................      1,049,607
                                                  ------------
NONFERROUS METALS--0.31%
               72,000    Hitachi Cable Ltd. ...        315,774
                                                  ------------
OIL & COAL PRODUCTS--0.38%
               55,000    Tonen Corporation.....        381,227
                                                  ------------
OTHER PRODUCTS--3.66%
              105,000    Dai Nippon Printing
                          Co., Ltd. ...........      1,903,084
               22,000    Mizuno Corporation....         63,975
                6,500    Nintendo Co., Ltd. ...      1,025,647
               44,000    Toppan Printing Co.,
                          Ltd. ................        536,550


       SHARES                                        VALUE
---------------------                             ------------
                5,500    Tsutsumi Jewelry Co.,
                          Ltd. ................   $    189,827
                                                  ------------
                                                     3,719,083
                                                  ------------
PHARMACEUTICALS--6.89%
                6,000    Banyu Pharmaceutical
                          Co., Ltd.............        109,205
               49,000    Daiichi
                          Pharmaceuticals Co.,
                          Ltd. ................        698,432
                2,000    Dainippon
                          Pharmaceuticals Co.,
                          Ltd. ................         14,282
               22,000    Nippon Shinyaku Co.,
                          Ltd. ................        131,096
               26,000    Ono Pharmaceuticals
                          Co., Ltd. ...........        842,828
               26,000    Sankyo Co., Ltd. .....        736,235
              153,000    Shionogi & Co.,
                          Ltd. ................      1,398,932
               25,000    Taisho Pharmaceuticals
                          Co., Ltd. ...........      1,034,466
               26,000    Takeda Chemical Ind.
                          Ltd. ................      1,484,865
               25,000    Teikoku Hormone Mfg.
                          Co., Ltd. ...........        190,685
                8,000    Yamanouchi
                          Pharmaceutical Co.,
                          Ltd. ................        360,776
                                                  ------------
                                                     7,001,802
                                                  ------------
PULP & PAPER--0.25%
               49,000    Rengo Co. Ltd. .......        256,948
                                                  ------------
REAL ESTATE--0.05%
               25,000    Tokyo Tatemono Co.,
                          Ltd. ................         50,532
                                                  ------------

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

RETAIL TRADE--6.49%

       SHARES                                        VALUE
---------------------                             ------------
                3,800    Aoki International
                          Co., Ltd. ...........   $     14,854
                1,300    Fast Retailing Co.,
                          Ltd. ................        309,863
               25,000    Heiwado Co., Ltd. ....        176,383
               33,000    Ito-Yokado Co.,
                          Ltd. ................      2,624,017
               13,000    Izumi Co., Ltd. ......         92,959
               55,000    Kasumi Co., Ltd. .....        256,424
               40,000    Nissho Corporation....        377,938
               28,000    Seven-Eleven Japan
                          Co., Ltd. ...........      2,549,459
               48,000    The
                          Maruetsu, Inc. ......        190,380
                                                  ------------
                                                     6,592,277
                                                  ------------
RUBBER PRODUCTS--1.41%
               25,000    Bridgestone
                          Corporation..........        684,083
              101,000    Mitsuboshi Belting
                          Ltd. ................        272,518
              196,000    Yokahama Rubber Co.,
                          Ltd. ................        480,259
                                                  ------------
                                                     1,436,860
                                                  ------------
SERVICES--4.63%
              231,000    Daiwa Kosho Lease Co.,
                          Ltd. ................      1,063,765
                2,100    Hitachi Software
                          Engineering Co.,
                          Ltd. ................        192,010
                4,000    Japan Airport Terminal
                          Co., Ltd. ...........         50,417
                1,900    Konami Co., Ltd. .....        182,962
                   94    NTT Data
                          Corporation..........      1,478,762
                  310    Nippon Television
                          Network
                          Corporation..........        277,828
                8,000    Secom Co., Ltd. ......        849,693
               23,000    Tokyo Broadcasting
                          System, Inc. ........        604,138
                                                  ------------
                                                     4,699,575
                                                  ------------


       SHARES                                        VALUE
---------------------                             ------------
TEXTILES & APPAREL--2.69%
              204,000    Gunze Ltd. ...........   $    495,972
               35,000    Ichikawa Co., Ltd. ...         65,071
              170,000    Kurabo Ind. Ltd. .....        236,640
               88,000    Nippon Felt Co.,
                          Ltd. ................        255,899
               73,000    Teijin Ltd. ..........        370,272
               16,000    Tokyo Style Co.,
                          Ltd. ................        151,785
              112,000    Wacoal Corporation....      1,153,263
                                                  ------------
                                                     2,728,902
                                                  ------------
TRANSPORTATION EQUIPMENT--8.34%
               11,000    Denso Corporation.....        233,875
                8,000    Futaba Ind. Co.,
                          Ltd. ................        102,970
               58,000    Honda Motor Co.,
                          Ltd. ................      2,433,141
               53,000    Nissan Motor Co.,
                          Ltd. ................        315,822
               20,000    Toyota Auto Body Co.,
                          Ltd. ................        184,202
              151,000    Toyota Motor Corp. ...      5,197,216
                                                  ------------
                                                     8,467,226
                                                  ------------
WAREHOUSING & HARBOR TRANSPORTATION
  SERVICES--1.80%
              252,000    Kamigumi Co., Ltd. ...      1,477,618
              118,000    Sumitomo Warehouse
                          Co., Ltd. ...........        351,013
                                                  ------------
                                                     1,828,631
                                                  ------------
WHOLESALE TRADE--5.22%
                2,100    Autobacs Seven Co.,
                          Ltd. ................        103,714
               78,000    Fuji Denki Reiki Co.,
                          Ltd. ................        429,842
               14,000    Inaba Denkisangyo Co.,
                          Ltd. ................        208,228
               46,000    Itochu Fuel Corp. ....        157,449
                7,000    Mos Food Services
                          Inc. ................         93,436
              187,000    Nagase & Co., Ltd. ...        804,090

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONCLUDED)
-------------------------------------------

       SHARES                                        VALUE
---------------------                             ------------

WHOLESALE TRADE (CONCLUDED)
               12,000    Ryosan Co., Ltd. .....   $    291,176

       SHARES                                        VALUE
---------------------                             ------------
               31,000    Ryoyo Electro
                          Corp. ...............        487,677
               33,000    Sangetsu Co., Ltd. ...        651,285
               22,000    Sanshin Electronics
                          Co., Ltd. ...........        195,071
                3,700    Softbank Corp. .......      1,527,482
              102,000    Suntelephone Co.,
                          Ltd. ................        349,126
                                                  ------------
                                                     5,298,576
                                                  ------------
Total Japanese Common Stocks
  (Cost--$79,869,123)..........................    101,166,355
                                                  ------------

-------------------------------------------
SHORT-TERM INVESTMENTS--0.16%
-------------------------------------------

      PRINCIPAL
       AMOUNT
        (000)                                        VALUE
---------------------                             ------------
U.S. DOLLAR TIME DEPOSIT--0.16%
                 $162    Bank of New York,
                          2.70% due 11/1/99....   $    161,865
                                                  ------------
Total Short-Term Investments
  (Cost--$161,865).............................        161,865
                                                  ------------
Total Investments--99.76%
  (Cost--$80,030,988)..........................    101,328,220

Other assets less liabilities--0.24%...........        240,907
                                                  ------------

NET ASSETS(Applicable to 10,815,688 shares of
  capital stock outstanding; equivalent to
  $9.39 per share)--100.00%....................   $101,569,127
                                                  ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
OCTOBER 31, 1999

-------------------------------------------

                                   PERCENT OF
INDUSTRY                           NET ASSETS
--------                           ----------
Electric Appliances..............    19.97%
Communication....................    13.45
Transportation Equipment.........     8.34
Pharmaceuticals..................     6.89
Retail Trade.....................     6.49
Chemicals........................     5.85
Wholesale Trade..................     5.22
Services.........................     4.63
Other Products...................     3.66
Electric Power & Gas.............     3.20

TEN LARGEST COMMON STOCK
POSITIONS HELD
OCTOBER 31, 1999

-------------------------------------------

                                   PERCENT OF
ISSUE                              NET ASSETS
-----                              ----------
NTT Mobile Comm. Network Inc.....     8.37%
Toyota Motor Corporation.........     5.12
NTT Corporation..................     2.73
Kyocera Corporation..............     2.62
Ito-Yokado Co., Ltd..............     2.58
Seven-Eleven Japan Co., Ltd......     2.51
Hitachi Ltd......................     2.40
Honda Motor Co., Ltd.............     2.40
Matsushita Electric Ind. Co.,
Ltd..............................     2.23
Fujitsu Ltd......................     1.92

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost--$80,030,988).......................    $ 101,328,220
  Cash denominated in foreign currency
   (cost--$105,153)..........................          108,118
  Interest and dividends receivable..........          284,772
  Prepaid expenses...........................           18,373
                                                 ------------
    Total assets.............................      101,739,483
                                                 ------------
LIABILITIES
  Payable to investment manager..............           28,603
  Payable to administrator...................           15,082
  Accrued expenses and other liabilities.....          126,671
                                                 ------------
    Total liabilities........................          170,356
                                                 ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 30,000,000 shares authorized;
   10,815,688 shares issued and
   outstanding...............................          108,157
  Paid-in capital in excess of par value.....      109,019,194
  Accumulated net realized loss on
   investments and foreign currency
   transactions..............................      (28,858,088)
  Net unrealized appreciation on investments
   and other liabilities denominated in
   foreign currency..........................       21,299,864
                                                 ------------
    Net assets applicable to shares
     outstanding.............................    $ 101,569,127
                                                 ============
        NET ASSET VALUE PER SHARE............    $        9.39
                                                 ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of withholding taxes of
   $136,358).................................    $    772,693
  Interest...................................           4,502
                                                 -----------
    Total investment income..................         777,195
                                                 -----------
EXPENSES:
  Investment management fee and expenses.....         307,108
  Administration fee.........................         150,300
  Custodian fees and expenses................          93,850
  Reports and notices to shareholders........          67,768
  Audit and tax services.....................          58,578
  Legal fees and expenses....................          65,443
  Directors' fees and expenses...............          39,544
  Insurance expense..........................          21,728
  Transfer agency fee and expenses...........          20,654
  Other......................................          38,672
                                                 -----------
    Total expenses...........................         863,645
                                                 -----------
NET INVESTMENT LOSS..........................         (86,450)
                                                 -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized gains on investments..........       6,272,776
  Net realized foreign currency gains........          85,132
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................      29,562,935
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominated in foreign
   currency..................................         (34,367)
                                                 -----------
Net realized and unrealized gains from
 investment activities and foreign currency
 transactions................................      35,886,476
                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $ 35,800,026
                                                 ===========

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       FOR THE YEARS ENDED
                                                           OCTOBER 31,
                                                 -------------------------------
                                                     1999              1998
                                                 -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $     (86,450)    $     (81,167)
  Net realized gain (loss) on:
    Investments..............................        6,272,776       (16,909,841)
    Foreign currency transactions............           85,132           (61,203)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........       29,562,935         7,168,164
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................          (34,367)           35,094
                                                 ------------      ------------
  Net increase (decrease) in net assets
   resulting from operations.................       35,800,026        (9,848,953)
NET ASSETS:
  Beginning of year..........................       65,769,101        75,618,054
                                                 ------------      ------------
  End of year................................    $ 101,569,127     $  65,769,101
                                                 ============      ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
    The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on the First Section of the Tokyo Stock Exchange and for which market quotations are readily available are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

    The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 10% on interest and 15% on dividends, paid to the Fund by Japanese corporations.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
differ from generally accepted accounting principles. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

INVESTMENT MANAGER AND INVESTMENT ADVISER
    The Fund has entered into an Investment Management Agreement, dated
April 1, 1999, with Daiwa SB Investments (U.S.A.) Ltd., formerly, Daiwa International Capital Management Corp. (the "Manager"). Daiwa Securities Trust Company ("DSTC" or the "Adviser") acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement dated April 1, 1999 between the Manager and DSTC. For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which fee 70% is paid by the Manager to DSTC. The Investment Management Agreement and Investment Advisory Agreement each became effective on April 1, 1999 when a change of control with respect to the ultimate parent company of the Investment Manager and the Investment Adviser occurred.

    Brokerage commissions of $108,254 were paid by the Fund to Daiwa Securities America Inc., an affiliate of both the Manager and DSTC, in connection with portfolio transactions during the year ended October 31, 1999. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the year ended October 31, 1999, investment management fees and expenses include expenses of $6,942 paid to the Adviser, representing reimbursement to the Adviser of costs relating to the attendance by an employee of the Adviser at meetings of the Fund's Board.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES
    DSTC provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000.

    DSTC also acts as custodian for the Fund's assets and has appointed The Sumitomo Bank, Limited (the "Sub-Custodian"), an affiliate of the Manager, to act as the sub-custodian for all of the cash and securities of the Fund held in Japan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the Sub-Custodian. During the year ended October 31, 1999, DSTC and the Sub-Custodian earned $41,697 and $52,153, respectively, as compensation for custodial services to the Fund.

    At October 31, 1999, the Fund owed $15,082 and $4,361 to DSTC for administration and custodian fees, respectively, excluding fees and expenses of $4,500 payable to the Sub-Custodian.

    During the year ended October 31,1999, the Fund paid or accrued $63,443 for legal services in connection with the Fund's on-going operations to a law firm of which an Assistant Secretary of the Fund is a partner.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS
    For federal income tax purposes, the cost of securities owned at October 31, 1999 was substantially the same as the cost of securities for financial statement purposes. At October 31, 1999, the net unrealized appreciation of investments for federal income tax purposes, excluding short-term securities, of $21,297,231 was composed of gross appreciation of $24,742,054 for those investments having an excess of value over cost, and gross depreciation of $3,444,823 for those investments having an excess of cost over value. For the year ended October 31, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $46,805,793 and $46,461,450, respectively.

    During the year ended October 31, 1999, the Fund utilized $6,272,776 in carryover capital loss from prior periods to offset net gains realized in the fiscal year. At October 31, 1999, the Fund had a remaining capital loss carryover of $28,858,088, of which $11,948,247 expires in the year 2005 and $16,909,841 expires in the year 2006.

    At October 31, 1999, the Fund made capital account reclassifications due to permanent book/tax differences. The Fund reclassified $85,132 from accumulated net realized loss on investments to accumulated net investment loss as a result of permanent book/tax differences relating to net realized foreign currency gains and reclassified the resulting net operating loss for the year ended October 31, 1999 of $1,318 from accumulated net investment loss to paid-in-capital in excess of par value.

CAPITAL STOCK
    There are 30,000,000 shares of $0.01 par value common stock authorized. Of the 10,815,688 shares of the Fund outstanding at October 31, 1999, Daiwa Securities America Inc., an affiliate of the Manager and DSTC, owned 14,532 shares.

SUBSEQUENT EVENT
    The Board approved a change of the Fund's investment adviser and of changes to the Fund's investment objective and investment policies.

    On December 2, 1999, the Board approved the termination of the Investment Advisory Agreement between the Manager and DSTC, effective December 31, 1999, and approved the appointment of Daiwa SB Investments Ltd. ("DSBI"), an investment adviser based in Tokyo and the parent company of the Fund's Manager, as the new investment adviser of the Fund, effective January 1, 2000, subject to approval by the Fund's shareholders.

    In addition, the Fund's Board has approved a change to the investment objective of the Fund to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (the "TOPIX"). As a result of this change of investment objective, the Fund would be permitted to invest in companies in the financial services sector of the TOPIX.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each fiscal year is presented below:

                                                                        FOR THE YEARS ENDED OCTOBER 31,
                                                              ----------------------------------------------------
                                                                1999       1998       1997       1996       1995
                                                              --------   --------   --------   --------   --------
Net asset value, beginning of year..........................  $ 6.08     $ 6.99     $ 10.52    $ 11.47    $ 14.86
                                                              -------    -------    -------    -------    -------
Net investment loss.........................................   (0.01)     (0.01)     (0.01)     (0.01)     (0.01)
Net realized and unrealized gains (losses) on investments
 and foreign currency transactions..........................    3.32      (0.90)     (2.86)      0.19      (1.90)
                                                              -------    -------    -------    -------    -------
Net increase (decrease) in net asset value resulting
 from operations............................................    3.31      (0.91)     (2.87)      0.18      (1.91)
                                                              -------    -------    -------    -------    -------
Less: dividends and distributions to shareholders
  Net realized gains on investments and foreign
   currency transactions....................................     --         --       (0.66)     (0.67)     (1.48)
                                                              -------    -------    -------    -------    -------
Dilutive effect of rights offering..........................     --         --         --       (0.43)       --
                                                              -------    -------    -------    -------    -------
Offering costs charged to paid-in capital in excess of
 par value..................................................     --         --         --       (0.03)       --
                                                              -------    -------    -------    -------    -------
Net asset value, end of year................................  $ 9.39     $ 6.08     $ 6.99     $ 10.52    $ 11.47
                                                              =======    =======    =======    =======    =======
Per share market value, end of year.........................  $ 9.813    $ 6.875    $ 7.375    $ 10.375   $ 12.875
                                                              =======    =======    =======    =======    =======
Total investment return:
  Based on market price at beginning and end of year,
   assuming reinvestment of dividends+......................   42.73 %    (6.78)%   (23.76)%   (13.55)%    (4.21)%
  Based on net asset value at beginning and end of year,
   assuming reinvestment of dividends+......................   54.44 %   (13.02)%   (28.73)%    (1.18)%   (13.86)%
Ratios and supplemental data:
  Net assets, end of year (in millions).....................  $101.6     $ 65.8     $ 75.6     $113.6     $ 92.7
  Ratios to average net assets of:
    Expenses................................................    1.08 %     1.19 %     1.03 %     0.90 %     0.97 %
    Net investment (loss)...................................   (0.11)%    (0.13)%    (0.13)%    (0.04)%    (0.07)%
  Portfolio turnover........................................   58.70 %    52.07 %    61.75 %    33.89 %    28.35 %

-----------------------------------------------------------------
  +  For the year ended October 31, 1996, the total investment return includes the benefit of shares resulting from the
     exercise of rights.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To The Shareholders
and Board of Directors of
The Japan Equity Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Equity Fund, Inc. (the "Fund") at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 3, 1999

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

    On September 16, 1999, the Annual Meeting of Stockholders of The Japan Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon and passed.

    (1) Election of two Class III Directors to the Board of Directors of the Fund, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2002.

                             NUMBER OF SHARES/VOTES
                             ----------------------

                                    PROXY AUTHORITY
      CLASS III         VOTED FOR      WITHHELD
---------------------   ---------   ---------------
Austin C. Dowling       8,661,780       201,086
Harry M. Markowitz      8,659,737       203,129

    In addition to the two Directors re-elected at the Meeting, Hideaki Matsuura, Martin J. Gruber, Robert F. Gurnee and David G. Harmer were the other members of the Board who continued to serve as Directors of the Fund.

    (2) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending October 31, 1999.

                             NUMBER OF SHARES/VOTES
                             ----------------------

VOTED FOR               VOTED AGAINST   ABSTENTIONS
---------------------   -------------   -----------
8,660,357                  124,233         78,276

    (3) To approve a new Investment Management Agreement between the Fund and Daiwa SB Investments (U.S.A.) Ltd.

VOTED FOR               VOTED AGAINST   ABSTENTIONS
---------------------   -------------   -----------
8,446,877                  224,803        191,186

    (4) To approve a new Investment Advisory Agreement between Daiwa SB Investments (U.S.A.) Ltd. and Daiwa Securities Trust Company, as investment adviser of the Fund.

VOTED FOR               VOTED AGAINST   ABSTENTIONS
---------------------   -------------   -----------
8,448,000                  225,606        189,260

--------------------------------------------------------------------------------
TAX INFORMATION

------------------------------------------------------------

    There will be no dividend payments or foreign tax credits with respect to the fiscal years 1998 and 1999.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

----------------------------------------
BOARD OF DIRECTORS
Hideaki Matsuura, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
Robert F. Gurnee
David G. Harmer
Harry M. Markowitz
--------------------------------------------
OFFICERS

Harry M. Markowitz
PRESIDENT
Daniel F. Barry
VICE PRESIDENT AND SECRETARY
Sean J. Peters
TREASURER
John A. Koopman
ASSISTANT TREASURER
Laurence E. Cranch
ASSISTANT SECRETARY
Judy Runrun Tu
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.
  (formerly, Daiwa International
  Capital Management Corp.)

INVESTMENT ADVISER,
ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
PFPC Inc.

LEGAL COUNSEL
Rogers & Wells

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                 ANNUAL REPORT
                                OCTOBER 31, 1999

                           -------------------------

                                     [LOGO]

                           -------------------------

THE JAPAN EQUITY
 FUND, INC.
c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302

INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.
  (formerly, Daiwa International
  Capital Management Corp.)

INVESTMENT ADVISER
Daiwa Securities Trust Company